UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 9, 2026

_______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road,	Billerica,	MA	01821
(Address of principal executive offices)			(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2026, Entegris, Inc. (the "Company") entered into a Transition Agreement and Release (the “Agreement”) with Daniel Woodland, the Company’s Senior Vice President and President, Materials Solutions, pursuant to which Mr. Woodland will retire from the Company on June 1, 2026 (the "Retirement Date"). Olivier Blachier, who currently serves as the Company’s Senior Vice President, Chief Strategy and Innovation Officer, will succeed Mr. Woodland as the Company’s President, Materials Solutions, effective June 1, 2026, and will retain his role as Senior Vice President, Chief Innovation Officer.

Pursuant to the Agreement, Mr. Woodland will continue to receive his current base salary until the Retirement Date and will be entitled to receive a prorated payment under the Company’s short-term incentive compensation plan for 2026, if earned, payable at the same time as all other Company participants. The Agreement also provides a general release of claims in favor of the Company and its affiliates.

In connection with Mr. Woodland’s retirement, and consistent with the terms of each applicable award agreement, subject to continued compliance with post-departure restrictive covenants and the non-revocation of the release of claims in favor of the Company, Mr. Woodland’s annual long-term equity incentive awards granted in 2022, 2023, 2024 and 2025 will continue to vest in accordance with the vesting schedule set forth in the applicable award agreement (or, for performance share units, remain outstanding subject to attainment of the applicable performance metrics). Pursuant to the terms of each applicable award agreement, Mr. Woodland’s long-term equity incentive awards granted in 2026 will be forfeited effective as of the Retirement Date.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
        (d) Exhibits
EXHIBIT INDEX

Exhibit No.	Description
10.1	Transition Agreement and Release, dated May 9, 2026, by and between Entegris, Inc. and Daniel Woodland
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: May 11, 2026	By:	/s/ Joseph Colella
	Name:	Joseph Colella
	Title:	Senior Vice President, General Counsel and Secretary